Exhibit 99.1

OTCQX MDCL 2020 INVESTOR PRESENTATION February 20, 2020

2 SAFE HARBOR STATEMENT This presentation contains "forward - looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 . Forward - looking statements can be identified by words such as "believes," "plans," "expects," "anticipates," "will," "should, " "positioned" and words of similar import . Examples of forward - looking statements include, among others, statements regarding Medicine Man Technologies, Inc . ’s (the "Company") operations, financial performance, business or financial strategies, or achievements . Forward - looking statements are neither historical facts nor assurances of future results or performance . Instead, they are based only on the Company’s current beliefs, expectations and assumptions regarding the future of the Company’s business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions . Because forward - looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the Company’s control . Actual outcomes and results and the Company’s financial performance and condition may differ materially from those indicated in the forward - looking statements . Therefore, you should not rely on any of these forward - looking statements . Important factors that could cause actual results and financial condition to differ materially from those indicated in the forward - looking statements include, among others, the following : the Company's ability to raise capital to finance any of its proposed acquisitions ; the Company's ability to close on any of its proposed acquisitions ; the Company's ability to successfully integrate and achieve its objectives with respect to any of its proposed acquisitions ; the Company’s ability to successfully execute its business, financial and growth strategy ; the Company’s ability to expand into additional states ; the Company’s ability to successfully offer new products, services and other offerings ; the Company’s ability to successfully implement its revenue growth strategy, generate cash flow from operations and achieve positive shareholder returns . Any forward - looking statement in this presentation is based only on information currently available to the Company and speaks only as of the date of this presentation . The Company disclaims any obligation to update any forward - looking statement or to announce publicly the results of any revisions to any forward - looking statement to reflect future events or developments except as required by law .

EXECUTIVE SUMMARY ▪ Created a best - in - class management team in the cannabis industry bringing Fortune 500 backgrounds and M&A and integration expertise primed to buy, integrate and synergize the portfolio of assets with a deep bench of cannabis entrepreneurs ▪ MDCL’s acquisition strategy is projected to result in a combined pro forma financial and operational footprint to make MDCL one of the largest cannabis operators in the U.S. ─ 2019 Consolidated Revenue (1) of $170MM and EBITDA of 20% - 30% ─ 34 dispensaries totaling 67K sq. ft. ─ 13 cultivations producing > 50 tons / 100,000 lbs. of cannabis annually ─ 5 product manufacturers with more than 100 flower and non - flower products across leading growth categories Medicine Man Technologies (OTC Ticker: “MDCL”) is positioned to be one of the largest vertically integrated operators in the cou ntry based on revenue and establishing a platform to lead the consolidation and growth of cannabis in the U.S. (1) Revenue after elimination of $26.1 million of intercompany revenue. PCAOB / Quality of Earnings audits currently underwa y, anticipated for completion April 2020 3

4 KEY HIGHLIGHTS Medicine Man Technologies has many points of differentiation Great Expertise In Retail , Manufacturing, Brand Development, and Product Development This Team Has Done it Before: Buying, Integrating And Synergizing Assets in Other Industries Which Delivered Outsized Shareholder Returns Best - in - Class Management Team Hypergrowth Industry With Growth Trajectory Starting From Market Leading Position In Colorado 1 2 3 4

MEDICINE MAN TECHNOLOGIES

BEST-IN-CLASS MANAGEMENT TEAM

Medicine Man Technologies has a best-in-class management team with premier operational practices, combining cannabis expertise with large-cap Fortune 500 executives, expects to position the Company for revenue enhancements, increased profitability and immediate actionable growth



Justin Dye, Chief Executive Officer and Chairman: 25+ years of experience in private equity, general management, operations, corporate finance and M&A. He led the growth of Albertsons from ~$10Bn to over ~$60Bn in sales with over 2,300 stores and 285,000 employees, creating one of the largest privately held companies in the U.S.



Shane Sampson, Chief Marketing and Merchandising Officer: 35+ years experience building iconic brands and leading innovative marketing and merchandising programs; expertise spans operations, product merchandising and procurement, eCommerce and branding. He has scaled and led a $12Bn private label products company.



Bob DeGabrielle, Chief Operating Officer: Among the trailblazers in the legal cannabis space, Bob is a founding member of the Cannabis Trade Association and owner and operator of Los Sueños Farms, one of the largest outdoor sustainable cultivations in the U.S.



Rob Holmes, SVP Real Estate: Founder of Roots Rx in 2014, a seed-to-sale cannabis operator in Colorado's resort region, he brings 35+ years of experience in finance, risk management and real estate at Salomon Brothers, Lehman Brothers and Greenwich Capital.



Nancy Huber, Chief Financial Officer: Successful track record with 30+ years of experience managing public enterprises and overseeing multifunctional management. As CFO of a CPG company, she oversaw improvements in revenue, margins and EBITDA. Nancy received her MBA from Kellogg School of Management.



Nirup Krishnamurthy, Chief Integration and Information Officer: Dye Capital Partner carrying 25+ years of experience in innovation, technology, restructuring and M&A in Fortune 500 companies, holding executive roles at United Airlines, Northern Trust Bank and A&P Supermarkets. Nirup holds a PhD in Industrial Engineering from SUNY.



Dan Pabon, General Counsel and Government Relations: Experienced former Colorado State Representative who was instrumental in the passing and writing of cannabis laws in Colorado. Dan has 15+ years of expertise in emerging regulatory systems, legal research and legislative relations.



Steve Miller, SVP Real Estate: Consultant to Roots Rx since 2014. Brings 35+ years of experience at Credit Suisse and Greenwich Capital where he focused on mortgage securities and asset backed products. Steve's expertise also lies in small entrepreneurial firms with both public and private investments.

Albertsons Companies | Credit Suisse | cerberus | RBS Greenwich Capital | GE | United States Air Force | Ahold | United Airlines | citi | Dye Capital & Company | Safeway

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6 BEST - IN - CLASS MANAGEMENT TEAM Medicine Man Technologies has a best - in - class management team with premier operational practices, combining cannabis expertise with large - cap Fortune 500 executives, expects to position the Company for revenue enhancements, increased profitability and immediate actionable growth Lee A. Dayton, Jr, Chief Investment Officer: 25 years of experience in investment banking and corporate development. More recently, he served as VP of Corporate Development and Strategy at Albertsons Companies, focused on high growth customer - focused technologies. Prior to that, Lee worked as an investment banker at UBS, Morgan Stanley and Citigroup. Lee received an MBA from Kellogg School of Management. Todd Williams, Chief Strategy Officer: 24 years of consulting, strategy, asset valuation and M&A experience. In his most recent role at Albertsons Companies, he managed the acquisition of over 1,600 operating grocery stores with ~$40Bn in sales and $10 billion in transaction value and was also responsible for divesting 168 stores with over $3Bn in sales. Shelle Cleveland, Chief Human Resources Officer: 25 years of experience in leading and creating meaningful change in high performance organizations. Shelle has collaborated with leaders across a wide spectrum at General Electric. From CEOs and C - suite executives to mid - level and future leaders, Shelle uses her diverse background to instill change. Shelle received an MBA from Kellogg School of Management. Joshua Haupt, Chief Cultivation Officer: Joshua Haupt, recognized as the “Steve Jobs of cannabis cultivation,” has been recognized for his innovative growing technique and entrepreneurship in the Cannabis industry. Josh perfected his growing methodology and is now the Chief Cultivation Officer at Medicine Man Technologies, author of Three A Light TM , founder of Success Nutrients TM and owner of Super Farm. Jim Parco, President of Manufacturing: In 2014, Jim Parco founded Mesa Organics ( Purplebee’s ) which is a leading Colorado extractor and manufacturer, as well as producer of cannabis products for some of the leading edible companies across the state. Prior to that, Jim served two decades of active duty in the Air Force and was a tenured full professor of economics and business for nine years at Colorado College. Jim holds his PhD from University of Arizona. Brian Ruden , Board of Directors: Since 2010, Brian Ruden has owned and operated cannabis businesses under the Starbuds brand. Under his leadership, Starbuds has become one of the most recognized and successful retail cannabis operations in North America. In 2014, Brian founded Starbuds Consulting, a consulting company providing strategic advice to start - up cannabis operations.

7 Highlights Adult - Use Sales to Grow ~27% Y - o - Y from 2019 to 2024 (1) Legalization Momentum Continues to Expand U.S. Cannabis Revenues Estimated to Nearly Double by 2022 (1) Source: (1) BDS Analytics – for use by Medicine Man Technologies only Legal Medical Use Only CBD (Low THC) Only Prohibited Decriminalized D State 2019E 2020E 2021E 2022E CA $3.10Bn $3.78Bn $4.57Bn $5.62Bn CO $1.62Bn $1.70Bn $1.78Bn $1.87Bn FL $978MM $1.22Bn $1.44Bn $1.62Bn MI $1.0Bn $1.21Bn $1.30Bn $1.35Bn AZ $705MM $804MM $965MM $1.16Bn Other $5.51Bn $7.64Bn $9.56Bn $11.90Bn Total $12.91Bn $16.35Bn $19.62Bn $23.52Bn ▪ CO is the 2 nd largest U.S. cannabis market and continues to grow: $1.6Bn of revenue today, with anticipated growth to ~$1.9Bn by 2022 (1) ▪ $12.9Bn revenue U.S. market today, projected to nearly double by 2022 to $23.5Bn (1) ▪ 11 states have legalized recreational cannabis, 33 states legalized medical cannabis and 47 states legalized low THC ▪ Many experts believe the U.S. Government will ease restrictions on States’ Rights to legalize cannabis, including clarification on States Act, banking laws and/or outright legalization, but clearly no guarantees We believe Colorado is an attractive geography to start our story, where many market participants are sophisticated, profitable and have weathered the boom and bust economic cycle of early cannabis HYPERGROWTH INDUSTRY WITH GROWTH TRAJECTORY STARTING FROM MARKET LEADING POSITION IN COLORADO Legal sales as percentage of total market (includes illicit) is expected to grow from 18% in 2019 to 45% in 2024 supported by growth in adult - use market from 10% to 30% of total market 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 2019 2020 2021 2022 2023 2024 Y - o - Y Growth Legal Sales % Growth Adult-Use % Growth

MARKET-LEADING POSITION IN COLORADO

MDCL has a unique opportunity to lead the Colorado market, with a significant advantage in terms of the scale, operational excellence, and attractive asset base

Market-Leading Position

#1	#1 dispensary operator (measured by store count) in CO, with 34 operating locations
#1	#1 in retail cultivation sites in CO – nearly double the next closest competitor
#1	#1 brand portfolio in CO with award winning brands with penetration across multiple key product categories

Synergy opportunities should further accelerate MDCL's leading positions in the marketplace

Non-Flower Products[2] ($ and units in thousands)

#	Banner	Est. FY'19 Retail Sales	Est. FY'19 Units	Est. Avg. Retail Price	# of MIPs
1	Competitor #1	$63,972	3,244	$19.72	1
2	MDCL Pro Forma[3] [4]	46,531	2,620	$17.76	5
3	Competitor #2	35,222	923	$38.16	1
4	Competitor #3	24,847	775	$32.06	2
5	Competitor #4	23,685	817	$28.99	1
	Other	1,578,517	226,473	$6.97	
	Total	**$1,772,774**	**234,832**	$7.55	

Retail Dispensaries in Colorado[1]

#	Company	# of Sites	% of Total
1	MDCL Pro Forma [3]	34	6%
2	The Green Solution	22	4%
3	Native Roots	15	3%
4	Green Dragon	14	2%
5	LivWell	13	2%
	Other	474	83%
	Total	**572**	**100%**

Retail Cultivations in Colorado[1]

#	Company	# of Sites	% of Total
1	MDCL Pro Forma [3]	13	2%
2	Rocky Mountain Tillage	7	1%
3	Rocky Mountain Remedies	5	1%
4	LivWell	4	1%
5	Lightshade	4	1%
	Other	630	92%
	Total	**663**	**100%**

(1) CO Marijuana Enforcement Division 12/01/2019
(2) BDS Analytics – for use by Medicine Man Technologies only
(3) After completion of proposed acquisitions
(4) Excludes business-to-business sales

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9 POST - CONSOLIDATION FOOTPRINT Consolidated operations are expected to result in 34 dispensaries, 13 cultivations and 5 manufacturing sites (6 manufacturing licenses) Legend Dispensary 34 Cultivation 13 MIP 5 Symbol Type Sites Colorado Greater Denver

10 ORGANIC GROWTH PLAYBOOK ENABLES MULTISTATE EXPANSION RETAIL NEW STORES > Fill - In Acquisitions > Distressed Asset Acquisition > New Geographies with Legislative Changes > New Formats and Lounges MERCHANDISING > New Products > Data - Driven Category Management > Pricing and Promotion > Placement and Presentation OPERATING CONDITION > Out of Stocks > Suggestive Sales Methodology and Training > Inventory Management > Full Merchandising, Fresh Looking Products, Friendly Staff, Clean Facilities eCOMM (coming soon…) WHOLESALE LEVERAGE BEST PRACTICES > Upgrade Sales Organization > Account Convergence and Management > Sales Incentive Practices > Cross - Sell Products into Underpenetrated Accounts SIMPLIFY VENDOR MANAGEMENT > One Point of Contact for Dispensary Customers > Rigorous Coordination between Sales Staff, Marketing and Supply Chain NEW PRODUCTS > B2B: Grow Flower, Trim and Oil > New Product Roadmap To Meet Future Customer Wants & Needs > Grow Medical Cultivation Capacity SERVICES NEW CHANNELS > Success Nutrients (plant nutrient line) > Big Tomato (grow supplies) > Three - A - Light (cultivation IP) NEW STATES > Target Key States for Consulting Services Unit Tied to Partnerships and Acquisition Pipeline NEW OFFERINGS > Add Manufacturing Suite > Add New Pricing Tiers to Suite of Services > Facility and Equipment Design > Mechanical, Electrical and Plumbing Engineering Services and Procurement Business model is transferable and enables roll out for multistate expansion

CUSTOMER-CENTRIC RETAILING

Our DNA is a purpose-driven value system which supports the health, wellbeing and happiness of its customers. Data driven customer-centric thinking drives company operations and innovation. MDCL will deliver what the customers want – where, when and how they want it

Legend
- In Development
- Existing Capability

Accessories / Apparel | Concentrates | Edibles | Flower and Pre-Rolls | Grow Supplies | Sublinguals | Topicals | Shake / Trim

Products and Brands That Match Customer's Demands

Store Formats That Fit Customers' Lifestyle
- Premium (Destination)
- Mainstream (Convenience)
- Value (Price Conscious)
- Adventurous (Experiential)
- Consumption Lounge



Indies
Outsiders
Non-Users
Idealists

Omnichannel (When, Where, and How)
- MDCL eCommerce
- Marketplace eCommerce
- Drive Up and Go
- Same Day Delivery
- Next Day Delivery
- Subscription

Retail Analytics & Consumer Engagement Tools

Consumer Data | Point of Sale | Competitive Intelligence | Sales Force / HRMS | Business Intelligence | Marketing Agency | Website / App Coordination | Personalized Loyalty

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Medicine Man Technologies

CONSULTING IS A KEY ENABLER OF GROWTH

Through its consulting practice, MDCL has deep front line understanding of national product and retail experience trends. MDCL can also leverage its deep relationships to pursue partnerships and acquisitions

- MDCL has established itself as one of the leading cannabis consultants in the country, providing services along the full range of cannabis operations, including licensing, design, engineering, and retail and cultivation operating best practices
- Strong ties with cannabis operators in 22 states
- Allows insights into market dynamics and state cannabis regulations and procedures
- Enables the Company to identify partnership and attractive acquisition targets


WA
OR
CA
NV
ID
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
KY
TN
MS
AL
GA
FL
OH
WV
VA
NC
SC
PA
NY
VT
NH
ME
MA
CT
NJ
DE
MD
HI
Currently Established

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MEDICINE MAN TECHNOLOGIES

M&A AND INTEGRATION EXPERTISE

Led by Justin Dye and critical members of the previous Albertsons' management team, Medicine Man Technologies believes it is uniquely positioned with experienced management and acquisition capabilities to grow the Company to become a global cannabis leader

- Dye and his team transformed Albertsons into the leader in the U.S. supermarket industry
  - Pursuing a highly successful acquisition strategy
  - Instituting best-in-class operating procedures in a low margin business
  - Achieving unprecedented company growth
- Scaling the company from ~$10Bn to ~$60Bn revenue over a three-year period
- MDCL plans to implement a similar growth strategy through acquisitions in the cannabis industry
- MDCL's team has done this before: buying, integrating and synergizing assets in other industries, which delivered outsized shareholder returns

This Team Has Done This Before… | **…With History of Outperforming Announced Synergy Targets**

Executive	Former Role at Fortune 500 Companies	Current Role at MDCL
Justin Dye	• COO and CAO • Head of Integration	• Chairman and CEO
Shane Sampson	• CMMO • Head of Revenue Synergies	• CMMO • Head of Revenue Synergies
Todd Williams	• VP, Corporate Development • M&A Leader	• Chief Strategy Officer • M&A and Investment Committee Co-Leader
Nirup Krishnamurthy	• CIO at United Airlines	• Chief Integration and Information Officer • IMO and ERP Lead

Albertsons Companies + SAFEWAY

Synergies Planned At Announcement: **$800MM** → 2018 Run-Rate: **$823MM**

Source: https://www.riteaid.com/documents/45609410/73421892/2018-05-15_-_Rite_Aid_Albertsons_Analyst_Day_Presentation.pdf/f1933e8-b4a9-97a6-50be-eccd2034857d

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14 KEY HIGHLIGHTS Medicine Man Technologies has many points of differentiation Great Expertise In Retail, Manufacturing, Brand Development, and Product Development This Team Has Done it Before: Buying, Integrating And Synergizing Assets in Other Industries Which Delivered Outsized Shareholder Returns Best - in - Class Management Team Hypergrowth Industry With Growth Trajectory Starting From Market Leading Position In Colorado 1 2 3 4

OTCQX MDCL INVESTOR CONTACT INFORMATION: Medicine Man Technologies, Inc. 4880 Havana Street, Suite 201 Denver, CO 80239 IR@MedicineManTechnologies.com THANK YOU!